
                                       SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                         MONTHLY PERIOD ENDING  August 31, 2004
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 2001-A


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $114,668,281.80
                                                                                                        ---------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $  9,816,719.06
                                                                                                        ---------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $  1,894,385.60
                                                                                                        ---------------

4.          The aggregate amount of Servicer Interchange                                                $    833,333.33
                                                                                                        ---------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 2001-A   Certificates                                                                $ 10,877,771.30
                                                                                                        ---------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 2001-A  Certificates                                                                 $114,668,281.80
                                                                                                        ---------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 2001-A -Certificates                                                          $          0.00
                                                                                                        ---------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $  5,476,334.04
                                                                                                        ---------------

9.          The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $ 64,000,000.00
                                                                                                        ---------------

10.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $    997,600.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     65,666.67
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    136,000.00
                                                                                                        ---------------

11.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $          0.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $          0.00
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $          0.00
                                                                                                        ---------------

12.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $    997,600.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     65,666.67
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    136,000.00
                                                                                                        ---------------

13.         To the knowledge of the undersigned, no Series 2001-A Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  15th  day  of  September,  2004


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/  Brian  P.  Sterling
          -----------------------------
          Name:     Brian  P.  Sterling
          -----------------------------
          Title:    Vice  President
          -------------------------